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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  June 30, 1995


                         AirTouch Communications, Inc.


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
    Delaware                       1-12342                     94-3213132
 (State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
 incorporation)
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            One California Street, San Francisco, California   94111
               (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code:  (415) 658-2000
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Item 4.  Changes in Registrant's Certifying Accountant.

    (a)(i) The Company has chosen not to extend the engagement of Coopers & Lybrand L.L.P. effective July 1, 1995 as the Company's independent auditors. To effect an orderly transition Coopers & Lybrand L.L.P. will provide services to the Company in connection with the Company's Quarterly Report on Form 10-Q for the quarter ending June 30, 1995.

       (ii) The reports of Coopers & Lybrand L.L.P. on the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1993 and December 31, 1994, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       (iii) The decision to change independent auditors was recommended by the Company's Audit Committee and approved by the Board of Directors.

       (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand L.L.P., would have caused them to make reference thereto in their report on the consolidated financial statement of the Company for such years.

       (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304 (1) (v) of Regulation S-K.

       (vi) The Company has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated July 6, 1995 is filed as Exhibit 16 to this Form 8-K.

    (b) The Company engaged Price Waterhouse LLP as its new independent auditor effective July 1, 1995.

                 During the Company's two fiscal years ended December 31, 1993 and December 31, 1994 and through the date of engagement of Price Waterhouse LLP, the Company has not consulted with Price Waterhouse LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.


Item 7.  Financial Statements and Exhibits


    (c)  Exhibits

                 16. Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated July 6, 1995.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AIRTOUCH COMMUNICATIONS, INC.



                                    By:  /s/ Lydell L. Christensen
                                         -----------------------------------
                                         Lydell L. Christensen
                                         Executive Vice President and
                                         Chief Financial Officer

Date: July 7, 1995
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                               INDEX TO EXHIBITS

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
Exhibit
Number           Description
- ------           -----------
   16            Letter from Coopers & Lybrand L.L.P.
                 to the Securities and Exchange Commission dated July 6, 1995
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